UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 26, 2001


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                     52-2154066
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     (Commission File Number)                 (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                    94710
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(Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code       (510) 644-1170
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On November 26, 2001, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits

1.       Press Release dated November 26, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 27, 2001         XOMA LTD.



                                  By:  /s Christopher J. Margolin
                                       -----------------------------------------
                                       Christopher J. Margolin
                                       Vice President, General
                                       Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.       Press Release dated November 26, 2001